BEAR STEARNS
                                February 27, 2002


                          FORWARD - LOOKING STATEMENTS
You should be aware that except for historical information, the matters discussed herein are forward-looking statements within the meaning of the private securities litigation reform act, as amended. Forward-looking statements, including projections and anticipated levels of future performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. You are urged to review our filings with the SEC and our press releases from time to time for details of these risks and uncertainties.


                                   WHO ARE WE?
                      The World's Largest Seller of Office
                 Products and Services No one sells more office
                products to more customers in more countries than
                                  Office Depot


                                HOW DO WE DO IT?
     o    Percent of Total Company Revenues:
          o    North American Retail: 53%
          o    Business Services Group: 33%
          o    International Division: 14%
          o    E-Commerce: 14% (within BSG and International segments)


     o    898 retail stores
          o    859 North America
          o    30 France
          o    9 Japan

     o    52 warehouses/cross docks
          o    24 N.A. Warehouses
          o    10 N.A. cross docks
          o    18 International Whse's.

     o    26 call centers
     o    Mail more than 300 million catalogs annually around the world

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     o    15 unique web sites around the world
     o    48,000 world-wide employees


                                  WHERE ARE WE?
                                  Global Reach

                                    Stores     Warehouses        Call Centers
                                    ------     ----------        ------------
USA                                    824          24                 13
Canada                                  35          -                  -
Australia                                -          3                  1
Japan                                    9          2                  2
Austria                                  -          -                  1
Belgium                                  -          1                  1
France                                  30          2                  2
Germany                                  -          3                  -
Ireland                                  -          1                  1
Italy                                    -          1                  1
The Netherlands                          -          1                  1
Switzerland                              -          1                  1
United Kingdom                           -          3                  2


                            JOINT VENTURES/LICENSEES

                Stores                  Warehouses       Call Centers
                ------                  ----------       ------------
Mexico            61                        2                 2
Israel            23                        1                 -
Poland            15                        3                 1
Hungary           3                         -                 1
Thailand          2                         -                 -


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                                   OUR BRANDS

Office Depot/ Office Depot.com
Viking Office Products
Viking Direct
4sure.com
Computers4sure.com
Office Place
Sands & McDougall

                      WHAT TYPES OF CUSTOMERS DO WE SERVE ?

o    Retail: consumers, entrepreneurs, small companies
o Viking; OD Catalog; 4Sure.com: entrepreneurs, small companies, medium businesses
o    Contract: medium businesses and large corporations
o Internet: consumers, entrepreneurs, small companies, medium businesses, and large corporations

                             2001 FINANCIAL SUMMARY
                                    Revenues*
($ in millions)

1997:    $8,109
1998:    $9,007
1999:    $10,306
2000:    $11,613
2001:    $11,154
4 year CAGR: 8%

                           2001             2000
                           ----             ----
Quarter 1:                 $3,018           $3,066
Quarter 2                  $2,554           $2,633
Quarter 3                  $2,782           $2,823
Quarter 4                  $2,800           $3,091
2001 growth: (4.0)%

* Revenues exclude one-time charges and credits


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                             2001 FINANCIAL SUMMARY
                                Operating Profit*

($ in millions)

1997:    $415
1998:    $524
1999:    $519
2000:    $372
2001:    $404
4 year CAGR: (0.7)%

                           2001             2000
                           ----             ----
Quarter 1:                 $97              $157
Quarter 2                  $81              $104
Quarter 3                  $129             $73
Quarter 4                  $97              $38
2001 growth: 8.6%

* Operating profit excludes one-time charges and credits


                             2001 FINANCIAL SUMMARY
                                 Net Income/EPS*

1997:    $0.65
1998:    $0.82
1999:    $0.86
2000:    $0.70
2001:    $0.79

                           2001             2000
                           ----             ----
Quarter 1:                 $0.19            $0.29
Quarter 2                  $0.15            $0.19
Quarter 3                  $0.26            $0.14
Quarter 4                  $0.19            $0.06


* Excludes one-time charges and credits


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                                   WHAT WE DO

|X| Office Depot sells more office products to more customers in more countries than anyone else
|X|  Reach customers of all sizes through different channels and brands
|X|  Highly targeted by country, channel and customer
|X|  Fully integrated across channels
     |X|  Leverage "bricks and clicks"
     |X|  Leverage logistics and distribution
     |X|  Leading e-commerce revenues/platforms
     |X|  Expansion in Europe from existing infrastructure


                            WHAT MAKES US DIFFERENT?

          o    People/culture
          o    Diversified, multi-channel offering/customers of all sizes
          o    Highly sophisticated, award winning e-commerce platform
          o    Fully integrated delivery/logistics network
          o    Highly profitable international business
          o    Significant growth opportunities

                            WHAT MAKES US DIFFERENT?
                                     People

          o    Culture/values
          o    Respect for the individual
          o    Fanatical customer service
          o    Excellence in execution
          o    Commitment to diversity
          o Focus on making Office Depot the most compelling place to work and shop

                                 HOW DO WE GROW?
                                  Differentiate

|X|  Position our brand around people, knowledge and support
     |X|  Training investment funded through payroll reductions
|X|  In-store experience
     |X|  Stores within stores
|X|  Call centers/sales reps
|X|  Customer segment/product categories
|X|  Use technology to deliver product information and content (knowledge)


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                                 HOW DO WE GROW?
                                     Target

|X| Focus marketing dollars on activities with the highest potential to deliver profitable sales
     |X|  " the right mix of media"
          |X|  Newspaper inserts
          |X|  Television/radio
          |X|  Sports marketing
          |X|  Direct mail
          |X|  Catalog
|X|  One-to-one marketing/messaging
     |X|  Extensive knowledge of our customers
     |X|  Sophisticated data warehouse capabilities

                                 HOW DO WE GROW?
                                    Integrate

|X| Coordinate activities across business units and functions to increase sales productivity and create lasting relationships with our customers
|X|  Grow customer loyalty
     |X| Multi-channel buyers spend more and more loyal and therefore most valuable...
          |X| When customers shop all three channels, they tend to be more loyal, generate better margins and spend 3 to4X more.
     |X| When a large ODP catalog customer is assigned a contract sales rep, we sales increase5X without a dramatic impact on margin
     |X|  When phone/fax customers are moved online average spend increases 30%


                                WHERE DO WE GROW?

|X|  North America
|X|  Europe
|X|  Asia
     |X|  Australia
     |X|  Japan
     U.S. Office Product Market Is Large and Still Growing


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     o    Since 1995 steady 5% annual compounded growth
     o    Future growth expected to be in 2% - 4%


                                WHERE DO WE GROW?
                                  North America

|X|  Stores
     |X|  Existing comp store base
     |X|  New store growth
          |X|  New formats
     |X|  Stores in stores
|X|  E-commerce/catalog
     |X|  One-to-one marketing
     |X|  4Sure.com
|X|  Contract
     |X|  Grow market share


                            INTERNATIONAL MARKETPLACE

     o    Market size estimated to be larger than the U.S.
     o    Market growing faster than GDP
     o    More fragmented than the U.S.


                 SIGNIFICANT POTENTIAL FOR INTERNATIONAL GROWTH

|X|  Existing profitable international platform
     |X|  12 years of doing business outside the U.S.
|X| International markets growing faster than GDP and more fragmented than U.S. |X| Viking catalog/delivery leadership position in 8 countries
|X|  Super store leadership in France
|X|  ODP Business Services Division now in 4 new European countries


                                      JAPAN

o    Second largest office supplies market in the world

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o    Highly fragmented, thousands of small players
o    No significant office supply retailer
o    High potential/high risk
o    Two brands - Viking/Office Depot


                         HOW DO WE GROW INTERNATIONALLY?

|X|  Existing markets
     |X|  Penetrating current customer base
     |X|  New channels and brands
|X|  New Countries
     |X|  Switzerland
     |X|  Spain
     |X|  Scandinavian countries
|X|  Expand joint venture partnerships
     |X|  Central America


                                 HOW DO WE GROW?
                              E-commerce Leadership

|X|  Fifteen distinct Web sites in ten countries around the world
|X|  $1.6 billion in worldwide revenues in 2001
|X|  Profitable
|X|  Fully integrated across systems/delivery networks
|X|  Small business, contract and tech savvy customers
|X|  Award winning
|X|  Highly targeted to customers needs






                                 HOW DO WE GROW?
                          E-commerce Leadership in 2001

|X|  Added 500,000 new small business customers to officedepot.com


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     customer base
|X| Increased conversion rate of registrants from 48% in 1999, to 55% in 2000 to 63% in 2001
|X|  Ranked as 4th fastest website in Nov/Dec 2001 by Nielsen
|X|  Ranked #1 office products site by DMA
|X|  Grew affiliate program to over 12,000 customers


                               WHY INVEST?

|X|  Growth not limited to US
|X|  Strong balance sheet
|X|  P/E expansion
|X|  Relentless focus on improvement
|X|  Consistency of performance
|X|  Communication to capital markets
|X|  Commitment to grow shareholder value


                          IMPROVING PERFORMANCE

o    Sequential improvement in retail comps
o    Gross margins increasing across all channels
o    Operating costs essentially flat vs. last year
o    Improving returns on capital
o    Free cash flow growing
o    Solid balance sheet
o    Stock price rising, still under valued





                   FOCUS ON FINANCIAL STRATEGIES/GOALS

o    Earnings growth
o    Cash flow

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o    Capital expenditures
o    RONA
o    ROE


                              INVESTMENT HIGHLIGHTS

o    Stable industry
o    Multi-channel breadth
o    Global footprint
o    Growth opportunities
o    Improving performance
o    Cost management
o    Solid focus on financial goals